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                                                                    EXHIBIT 24.1

                             ARTHUR ANDERSEN LLP


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated August 2, 1999 included in Dot Hill Systems Corp.'s Form 8-K and our report dated January 29, 1999 included in Box Hill Systems Corp.'s Form 10-K for the year ended December 31, 1998.

                                           /s/ Arthur Andersen LLP


Philadelphia, Pa.,
October 1, 1999